As filed with the Securities and Exchange Commission on November 30, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2004

WELLPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

Anthem, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

The Permanent Credit Facilities described under Item 2.03 below replace Anthem’s existing 364-day credit facility and existing 5-year credit facility, which were each terminated upon the consummation of the merger in accordance with the terms of the Permanent Credit Facilities.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 30, 2004, the merger of WellPoint Health Networks Inc., a Delaware corporation (“WellPoint Health”), with and into Anthem Holding Corp., an Indiana corporation and a direct wholly owned subsidiary of Anthem, Inc. (now named WellPoint, Inc.), an Indiana corporation (“Anthem”), as contemplated by the Amended and Restated Agreement and Plan of Merger, effective as of October 26, 2003 (the “Merger Agreement”), among Anthem, Anthem Holding Corp. and WellPoint Health, was consummated. Under the terms of the Merger Agreement, each share of WellPoint Health common stock was converted into the right to receive $23.80 in cash and one share of Anthem common stock. In connection with the approval of the California Department of Managed Health Care related to the merger, Anthem, Anthem Holding Corp., WellPoint Health and certain WellPoint Health subsidiaries signed the undertakings attached hereto as Exhibits 99.2 and 99.3 to this current report on Form 8-K.

The preceding is qualified in its entirety by reference to the Merger Agreement and a press release, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 30, 2004, Anthem borrowed (1) $500 million of term loans (the “Term Loans”) under the Loan Agreement, dated as of November 15, 2004, among Anthem, the financial institutions from time to time party thereto and Bank of America, N.A., as Administrative Agent (the “Loan Agreement”), (2) $900 million of revolving loans (the “364-Day Revolving Loans”) under the 364-Day Credit Agreement, dated as of November 19, 2004, among Anthem, the financial institutions from time to time party thereto and Bank of America, N.A., as Administrative Agent (the “364-Day Credit Agreement”) and (3) $1.4 billion of revolving loans (the “5-Year Revolving Loans” and, together with the 364-Day Loans, the “Revolving Loans”) under the 5-Year Credit Agreement, dated as of November 19, 2004, among Anthem, the financial institutions from time to time party thereto and Bank of America, N.A., as Administrative Agent (the “5-Year Credit Agreement” and, together with the 364-Day Credit Agreement, the “Permanent Credit Facilities”). The proceeds of the Term Loans and the Revolving Loans shall, in each case, be used to finance in part the merger and to pay fees and expenses in connection therewith. The obligations of Anthem under each Permanent Credit Facility and under the Loan Agreement are guaranteed by Anthem Holding Corp., which is the surviving entity in the merger. For a description of the material terms of the Loan Agreement and the Permanent Credit Facilities, including information regarding the terms of payment and conditions to the ability of Anthem to incur loans thereunder, see the Forms 8-K filed by Anthem with the Securities and Exchange Commission on November 19, 2004 and November 24, 2004, respectively.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Pursuant to the Merger Agreement, upon the consummation of the merger, Leonard D. Schaeffer was appointed Chairman of WellPoint, Inc.’s board of directors, and Larry C. Glasscock continued as President and Chief Executive Officer of WellPoint, Inc. WellPoint, Inc.’s board of directors expanded to 19 directors. Mr. Glasscock, Lenox D. Baker, Jr., M.D., Susan B. Bayh, Allan B. Hubbard, Victor S. Liss, L. Ben Lytle, William G. Mays, Senator Donald W. Riegle, Jr., William J. Ryan, George A. Schaefer, Jr. and Jackie M. Ward continued as directors of the combined company. Mr. Schaeffer, Sheila P. Burke, William H.T. Bush, Julie A. Hill, Warren Y. Jobe, Ramiro G. Peru, Jane G. Pisano and Elizabeth A. Sanders were elected to WellPoint, Inc.’s board of directors, effective November 30, 2004.

Furthermore, effective on November 30, 2004 and on account of the merger, Michael L. Smith will resign from his position as Chief Financial and Accounting Officer and William B. Hart, James W. McDowell, Jr. and

John Sherman, Jr. will no longer serve as directors of the registrant. Additionally, effective on November 30, 2004 and on account of the merger, David C. Colby will serve as Chief Financial and Accounting Officer of the registrant. Mr. Colby, age 51, served as Executive Vice President and Chief Financial Officer for WellPoint Health since September 1997.

Item 8.01 Other Events.

Upon consummation of the merger, Anthem amended its articles of incorporation to change its name to “WellPoint, Inc.” and amended its bylaws.

The preceding is qualified in its entirety by reference to the Merger Agreement and a press release, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of the business acquired.

The following financial statements were filed as part of WellPoint Health’s Annual Report on Form 10-K for the year ended December 31, 2003 (File No. 001-13083) and are incorporated herein by this reference:

•	Audited Consolidated Financial Statements

•	Report of Independent Registered Public Accounting Firm

•	Consolidated Balance Sheets as of December 31, 2003 and 2002

•	Consolidated Statements of Income for the years ended December 31, 2003, 2002 and 2001

•	Consolidated Statements of Changes in Stockholders’ Equity for the years ended December 31, 2003, 2002 and 2001
•	Consolidated Statements of Cash Flows for the years ended December 31, 2003, 2002 and 2001

•	Notes to Consolidated Financial Statements

The following unaudited financial statements were filed as part of WellPoint Health’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (File No. 001-13083) and are incorporated herein by this reference:

•	Unaudited Consolidated Financial Statements

•	Unaudited Consolidated Balance Sheets as of September 30, 2004 and December 31, 2003

•	Unaudited Consolidated Statements of Income for the quarters and nine months ended September 30, 2004 and September 30, 2003

•	Unaudited Consolidated Statement of Changes in Stockholders’ Equity for quarter and the nine months ended September 30, 2004

•	Unaudited Consolidated Statements of Cash Flows for the nine months ended September 30, 2004 and September 30, 2003

•	Notes to Unaudited Consolidated Financial Statements

The following unaudited financial statement was filed as part of WellPoint Health’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (File No. 001-13083) and is incorporated herein by this reference:

•	Unaudited Consolidated Financial Statements

•	Unaudited Consolidated Statement of Changes in Stockholders’ Equity for quarter and the nine months ended September 30, 2003

(b) Pro forma financial information.

The following unaudited pro forma financial statements were filed as part of Anthem’s Registration Statement on Form S-4 (Registration No. 333-110830) and are incorporated herein by this reference:

•	Unaudited Pro Forma Combined Financial Statements

•	Unaudited Pro Forma Combined Income Statement for the year ended December 31, 2003

•	Notes to Unaudited Pro Forma Combined Financial Statements

The remaining pro forma financial information with respect to the combined company (unaudited pro forma combined balance sheet as of September 30, 2004, unaudited pro forma combined income statement for the nine months ended September 30, 2004 and notes to the aforementioned unaudited pro forma combined financial statements) will be filed under cover of Form 8-K/A as soon as practicable, and in any event not later than 71 days after the closing date of November 30, 2004.

(c) Exhibits.

Exhibit No.	Exhibit

2.1	Amended and Restated Agreement and Plan of Merger, effective as of October 26, 2003, among Anthem, Inc. (now named WellPoint, Inc.), Anthem Holding Corp. and WellPoint Health Networks Inc. (incorporated herein by reference to Amendment No.1 to Anthem’s Form S-4, as filed with the Commission on May 11, 2004).

3.1	Restated Articles of Incorporation of the Registrant.

3.2	By-Laws of the Registrant.

15.1	Letter regarding 2004 unaudited interim financial information.

15.2	Letter regarding 2003 unaudited interim financial information.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release of WellPoint, Inc., issued on November 30, 2004.

99.2	Undertakings to California Department of Managed Health Care, dated November 23, 2004, delivered by WellPoint Health Networks Inc., Blue Cross of California, Golden West Health Plan, Inc. Anthem, Inc. and Anthem Holding Corp. to the California Department of Managed Health Care.

99.3	Undertakings to California Department of Managed Health Care, dated November 23, 2004, delivered by WellPoint Health Networks Inc., Golden West Health Plan, Inc., Anthem, Inc. and Anthem Holding Corp. to the California Department of Managed Health Care.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, WellPoint, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLPOINT, INC.

By:	/S/ DAVID R. FRICK
Name:David R. Frick
Title: Executive Vice President and Chief Legal and Administrative Officer

Date: November 30, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger, effective as of October 26, 2003, among Anthem, Inc., Anthem Holding Corp. and WellPoint Health Networks Inc. (incorporated herein by reference to Anthem, Inc.’s Current Report on Form 8-K, as filed with the Commission on October 27, 2003).

3.1	Restated Articles of Incorporation of the Registrant.

3.2	By-Laws of the Registrant.

15.1	Letter regarding 2004 unaudited interim financial information.

15.2	Letter regarding 2003 unaudited interim financial information.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release of WellPoint, Inc., issued on November 30, 2004.

99.2	Undertakings to California Department of Managed Health Care, dated November 23, 2004, delivered by WellPoint Health Networks Inc., Blue Cross of California, Golden West Health Plan, Inc. Anthem, Inc. and Anthem Holding Corp. to the California Department of Managed Health Care.

99.3	Undertakings to California Department of Managed Health Care, dated November 23, 2004, delivered by WellPoint Health Networks Inc., Golden West Health Plan, Inc., Anthem, Inc. and Anthem Holding Corp. to the California Department of Managed Health Care.